--------------------------------------------------------------------------------

                           THE CHESAPEAKE GROWTH FUND

--------------------------------------------------------------------------------


                 a series of the Gardner Lewis Investment Trust






                               Annual Report 1997


                          FOR THE YEAR ENDED AUGUST 31






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                                                                 October 1, 1997



Dear Shareholder:

     The Chesapeake Growth Fund closed September with a year-to-date gain of 35.7%. This gain comes on the heels of an 18.8% gain during the most recent quarter. These gains compare very favorably to those of the S&P 500, 7.5% for the quarter and 29.6% for the year. They also compare very favorably to the gains of both the Nasdaq Industrials and Russell 2000. (The Nasdaq was up 16.3% for the quarter and is up 23.9% for the year. The Russell was up 14.9% for the quarter and is up 26.6% for the year.) It is great to post another double digit gain, even more so when it outstrips that of the S&P 500 by such a large margin. Our significant profits were made in business services, energy, food, retail, medical products, telecommunications, and several areas of technology. Recognition of many of the opportunities we have discussed in our recent quarterly letters has begun to surface in the form of higher stock prices. And, although the market remains volatile, there seems to be a more rational approach to both fundamentals and valuation. This has benefited our portfolio tremendously.

     During the quarter, small and mid-sized companies began to garner investor attention, reversing for the first time in several years the significant outperformance of the S&P. A look behind the numbers is even more revealing because it demonstrates that the relatively few stocks that have been responsible for the S&P's meteoric rise were also in large part responsible for its underperformance. As we have suggested time and time again, ultimately a company's stock price is reflective of its underlying fundamentals. Thus when stocks get ahead of themselves, they will correct. This was the case with companies like Ascend, Cascade, and Fore Systems when the fortunes of the "momentum" investors turned for the worse a little more than a year ago. And, it appears today that it may be the case for the new so called "nifty-fifty" whose investors were hurt by ownership in wonderful companies like Coca-Cola and Gillette as their stocks entered a corrective phase during the third quarter.

     Prior to and during the decimation of momentum-oriented portfolios, we stuck to our discipline which prohibits ownership of securities whose price cannot be rationalized through underlying fundamentals. Likewise, we have avoided the call to chase the "nifty-fifty" concept knowing that adherence to our discipline has historically helped us to avoid market pitfalls. This adherence has allowed us to focus singularly on what we do best, discovering new investment opportunities with exceptional growth rates at reasonable prices. It is through the discovery and the resultant replacement process that we are able to maintain a portfolio of companies that in aggregate are growing at 35% and are selling at just 16 times our earnings estimates.

     Obviously a market excited for the first time in several years about investing in a broader selection of stocks is an excellent backdrop against which to work. This backdrop is further enhanced by the incredible growth prospects of those companies advantaged by an unprecedented business environment neither short of innovation nor the capital necessary to make it work. We believe the art of portfolio management lies in the discovery of the fascinating changes taking place each and every day. These changes can be evident, like the wholesale reshaping of the electric power industry, an industry undergoing a transformation from a stodgy business whose success was predicated upon its own power generation capabilities, to a streamlined and efficient business whose success will be predicated upon its ability to market what may be its own power, but more likely that generated by others. Or these changes can be less evident, like the recent discovery of new technology which could enable manufacturers to build semiconductors with copper rather than aluminum making them 40% more powerful and 20-30% less expensive.

     Because we desire to be at the forefront of change, our dedication to discovery is and will continue to be our focus. And, our fuel for the investments we uncover will continue to be the capital we harvest from those companies whose stock prices are nearing reflection of their underlying strength. Today, perhaps more influential than anything else, is a resurgence in entrepreneurial spirit in companies of all shapes and sizes making it difficult to find enough room in our portfolio for all of the investments we would like to make.

     In one final note, in our continued effort to enhance the quality of our research and provide better service to our clients, we have added Richard Bruce, Karen Horn, and Rebecca McClung to our staff. Have a pleasant fall!

Sincerely,


/S/ Whit                                                       /s/ John
W. Whitfield Gardner                                           John L. Lewis, IV

                           THE CHESAPEAKE GROWTH FUND

                     Performance Update - $25,000 Investment

                       For the period from January 4, 1993
                 (commencement of operations) to August 31, 1997


            4-Jan-93     24,250.00      25,000.00       25,000.00
           28-Feb-93     24,065.70      24,230.54       25,561.53
           31-May-93     26,473.73      25,487.25       26,005.81
           31-Aug-93     28,765.35      26,299.46       27,113.37
           30-Nov-93     30,203.17      27,206.54       27,200.10
           28-Feb-94     35,797.35      29,006.45       27,692.34
           31-May-94     32,132.03      25,932.10       27,265.02
           31-Aug-94     33,488.64      26,804.43       28,596.41
           30-Nov-94     34,519.67      26,290.77       27,484.98
           28-Feb-95     36,044.01      27,027.71       29,731.10
           31-May-95     40,251.98      28,814.32       32,769.38
           31-Aug-95     51,058.03      33,546.80       34,729.65
           30-Nov-95     48,683.89      33,945.33       37,648.74
           29-Feb-96     46,152.12      35,223.71       40,047.97
           31-May-96     51,083.80      41,491.50       42,087.69
           31-Aug-96     44,517.01      36,874.75       41,233.53
           30-Nov-96     49,643.05      39,196.15       48,008.24
           28-Feb-97     50,735.03      38,562.19       50,525.68
           31-May-97     54,206.96      39,949.75       54,468.02
           31-Aug-97     62,830.79      45,262.20       58,264.05



This graph depicts the performance of The Chesapeake Growth Fund versus the NASDAQ Industrials Index and the S&P 500 Total Return Index. It is important to note The Chesapeake Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return


------------------------------------------------------------------------
                                   Since       One Year    Three Years
                                   Inception
------------------------------------------------------------------------

No Sales Load                      22.68%      41.14%      23.31%

With 3% Sales Load                 21.88%      36.90%      22.07%

========================================================================


The graph assumes an initial $25,000 investment at January 4, 1993 ($24,250 after maximum sales load of 3%). All dividends and distributions are reinvested.

At August 31, 1997, the Fund would have grown to $62,831- total investment return of 151.32% since January 4, 1993. Without the deduction of the 3% maximum sales load, the Fund would have grown to $64,774 - total investment return of 159.10% since January 4, 1993. The sales load may be reduced or eliminated for larger purchases.

At August 31, 1997, a similar investment in the NASDAQ Industrials Index would have grown to $45,262 - total investment return of 81.05% since January 4, 1993; while a similar investment in the S&P 500 Total Return Index would have grown to $58,264 - total investment return of 133.06% since January 4, 1993.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997

--------------------------------------------------------------------------------
                                                                        Value
                                                        Shares         (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 97.62%

  Aerospace & Defense - 2.12%
  (a)BE Aerospace, Inc. ..........................      195,600      $ 6,943,800
  (a)Gulfstream Aerospace Corporation ............      203,600        6,031,650
                                                        -------      -----------
                                                                      12,975,450
  Apparel Manufacturing - 7.23%
  (a)Jones Apparel Group, Inc. ...................      351,200       17,625,850
     Kellwood Company ............................      122,300        4,418,088
     Liz Claiborne, Inc. .........................      203,700        9,077,381
  (a)Nautica Enterprises, Inc. ...................      160,600        3,824,287
     Warnaco Group,  Inc. ........................      289,400        9,387,412
                                                        -------      -----------
                                                                      44,333,018
  Auto - Rental/Leasing - 0.73%
  (a)Budget Group, Inc. ..........................      149,600        4,394,500

  Auto Parts - Original Equipment - 0.99%
     Federal-Mogul Corporation ...................      170,500        6,095,375

  Bicycles - 0.09%
  (a)Cannondale Corporation ......................       30,100          534,275

  Building Materials - 0.55%
     Carlisle Companies, Inc. ....................       79,400        3,349,688

  Chemicals - 0.91%
  (a)Waters Corporation ..........................      167,300        5,573,181

  Commercial Services - 0.57%
  (a)APAC Teleservices, Inc. .....................      212,300        3,502,950

  Computers - 12.12%
  (a)Dell Computer Corporation ...................      155,000       12,719,688
  (a)EMC Corporation .............................      186,800        9,585,175
  (a)Gateway 2000, Inc. ..........................      138,200        5,398,438
  (a)Quantum Corporation .........................      172,200        6,037,763
  (a)Read-Rite Corporation .......................      222,600        6,385,838
  (a)Sequent Computer Systems, Inc. ..............      212,600        5,992,663
  (a)Splash Technology Holdings, Inc. ............      183,200        6,205,900
  (a)Tandem Computers Incorporated ...............      441,600       15,124,800
  (a)Western Digital Corporation .................      143,200        6,891,500
                                                        -------      -----------
                                                                      74,341,765



                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997

--------------------------------------------------------------------------------
                                                                        Value
                                                         Shares        (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  Computer Software & Services - 8.52%
  (a)BancTec, Inc. .................................     121,900     $ 3,017,025
  (a)BMC Software, Inc. ............................      97,100       6,080,888
  (a)Cadence Design Systems, Inc. ..................     179,550       8,539,847
  (a)Comverse Technology, Inc. .....................      62,000       2,848,125
  (a)Network Computing Devices, Inc. ...............     180,300       2,141,063
  (a)Network General Corporation ...................     129,700       2,156,263
  (a)Structural Dynamics Research Corporation ......     256,100       6,802,656
  (a)Synopsys, Inc. ................................     156,600       5,422,275
  (a)System Software Associates, Inc. ..............     675,850      10,264,472
  (a)Vanstar Corporation ...........................     323,900       5,081,181
                                                         -------     -----------
                                                                      52,353,795
  Electrical Equipment - 1.15%
  (a)Encore Wire Corporation .......................     204,750       7,063,875

  Electronics - 1.50%
     Technitrol, Inc. ..............................     177,600       6,038,400
  (a)Vishay Intertechnology, Inc. ..................     117,600       3,145,800
                                                         -------     -----------
                                                                       9,184,200
  Electronics - Semiconductor - 7.66%
  (a)Actel Corporation .............................     179,900       3,654,218
  (a)Adaptec, Inc. .................................     395,900      19,003,200
  (a)DSP Communications, Inc. ......................     346,300       6,796,137
  (a)Hadco Corporation .............................      44,000       3,085,500
  (a)Integrated Process Equipment Corp. ............      21,200         699,600
  (a)SDL, Inc. .....................................      77,400       1,373,850
  (a)Teradyne, Inc. ................................     222,800      12,407,175
                                                         -------     -----------
                                                                      47,019,680
  Emerging Technology - 0.58%
     Cognizant Corporation .........................      84,700       3,557,400

  Engineering & Construction - 0.44%
  (a)American Buildings Company ....................      94,000       2,690,750

  Environmental Control - 1.50%
  (a)USA Waste Services, Inc. ......................     218,600       9,181,200

  Financial - Consumer Credit - 2.22%
  (a)AmeriCredit Corporation .......................     276,000       7,383,000
     The Money Store, Inc. .........................     218,500       6,227,250
                                                         -------     -----------
                                                                      13,610,250


                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997

--------------------------------------------------------------------------------
                                                                        Value
                                                         Shares       (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  Food - Wholesale - 1.12%
     Michael Foods, Inc. .............................    139,300    $ 3,012,362
     Richfood Holdings, Inc. .........................    172,400      3,879,000
                                                          -------    -----------
                                                                       6,891,362
  Foreign Securities (c) - 3.85%
  (a)ASM International N.V ...........................     33,400        438,375
  (a)Creative Technology Limited .....................    289,400      5,570,950
     ECI Telecommunications Limited ..................    309,900      9,238,893
  (a)Petroleum Geo-Services ASA ......................     99,800      6,056,612
     Teva Pharmaceutical Industries Ltd. .............     45,000      2,356,875
                                                          -------    -----------
                                                                      23,661,705
  Hand & Machine Tools - 0.30%
     SPX Corporation .................................     32,100      1,865,812

  Human Resources - 1.79%
  (a)CORESTAFF, Inc. .................................    205,800      6,122,550
     Personnel Group of America, Inc. ................    145,400      4,870,900
                                                          -------    -----------
                                                                      10,993,450
  Leisure Time - 0.49%
     Polaroid Corporation ............................     56,600      3,003,337

  Machine - Construction & Mining - 0.56%
  (a)Terex Corporation ...............................    158,200      3,421,075

  Machine - Diversified - 1.62%
  (a)Coltec Industries, Inc. .........................    249,900      5,591,513
     DT Industries, Inc. .............................    146,100      4,346,475
                                                          -------    -----------
                                                                       9,937,988
  Medical - Hospital Management & Service - 4.51%
  (a)Genesis Health Ventures, Inc. ...................    251,500      8,771,063
  (a)HEALTHSOUTH Corporation .........................    219,800      5,481,262
  (a)MedPartners, Inc. ...............................    251,500      5,375,812
  (a)Tenet Healthcare Corporation ....................    295,700      8,057,825
                                                          -------    -----------
                                                                      27,685,962
  Medical Supplies - 1.56%
     Biomet, Inc. ....................................    402,300      8,347,725
  (a)Steris Corporation ..............................     32,500      1,218,750
                                                          -------    -----------
                                                                       9,566,475





                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997


--------------------------------------------------------------------------------
                                                                        Value
                                                         Shares        (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  Metal Fabrication & Hardware - 0.17%
  (a)UNR Industries, Inc. ..........................     226,500     $ 1,047,562

  Office & Business Equipment - 1.77%
  (a)U.S. Office Products Company ..................     332,400      10,886,100

  Oil & Gas - Equipment & Services - 3.11%
  (a)J. Ray McDermott, S.A .........................     207,700       8,204,150
  (a)Rowan Companies, Inc. .........................     229,100       6,844,363
  (a)Pride International, Inc. .....................     126,400       4,044,800
                                                         -------     -----------
                                                                      19,093,313
  Pharmaceuticals - 1.15%
     Jones Medical Industries, Inc. ................     121,100       3,602,725
  (a)Watson Pharmaceuticals, Inc. ..................      65,100       3,421,818
                                                         -------     -----------
                                                                       7,024,543
  Restaurants & Food Service - 0.89%
     CKE Restaurants, Inc. .........................     169,000       5,450,250

  Retail - Apparel - 4.95%
  (a)Goody's Family Clothing, Inc. .................     133,300       4,548,862
     Ross Stores, Inc. .............................     175,700       5,161,188
  (a)Stage Stores, Inc. ............................     272,000       8,415,000
     TJX Companies, Inc. ...........................     209,200       5,753,000
  (a)The Dress Barn, Inc. ..........................     211,400       4,333,700
  (a)The Men's Wearhouse, Inc. .....................      59,600       2,164,225
                                                         -------     -----------
                                                                      30,375,975
  Retail - Automobiles - 0.82%
  (a)United Auto Group, Inc. .......................     206,900       5,030,256

  Retail - Building Supplies - 0.38%
  (a)Eagle Hardware & Garden, Inc. .................     105,500       2,314,406

  Retail - Department Stores - 3.81%
  (a)Ames Department Stores, Inc. ..................     195,500       3,299,063
  (a)Consolidated Stores Corporation ...............     143,450       5,370,409
  (a)Fred Meyer, Inc. ..............................     112,600       5,855,200
  (a)Proffitt's, Inc. ..............................     165,300       8,874,544
                                                         -------     -----------
                                                                      23,399,216





                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997

--------------------------------------------------------------------------------
                                                                         Value
                                                           Shares      (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  Retail - Specialty Line - 2.33%
  (a)Borders Group, Inc. ............................      321,600   $ 7,658,100
     Cash America International, Inc. ...............      262,400     2,820,800
  (a)Hollywood Entertainment Corporation ............      233,300     3,820,288
  (a)The Score Board, Inc. ..........................        3,011         2,635
                                                          --------   -----------
                                                                      14,301,823
  Shoes - Leather - 0.51%
  (a)Nine West Group, Inc. ..........................       74,100     3,130,725

  Telecommunications - 1.03%
  (a)Mastec, Inc. ...................................      135,000     6,302,813

  Telecommunications Equipment - 3.70%
  (a)Boston Technology, Inc. ........................      113,600     3,344,100
  (a)Cable Design Technologies ......................       89,900     3,006,031
  (a)Newbridge Networks Corporation .................      117,400     5,341,700
  (a)P-COM, Inc. ....................................      129,600     6,018,300
  (a)QUALCOMM, Inc. .................................      107,900     4,990,375
                                                          --------   -----------
                                                                      22,700,506
  Transportation - Air - 1.88%
     Airborne Freight Corporation ...................      141,800     6,983,650
     Comair Holdings, Inc. ..........................      168,725     4,534,484
                                                          --------   -----------
                                                                      11,518,134
  Utilities - Electric - 3.34%
  (a)CalEnergy Co., Inc. ............................      497,500    16,479,688
  (a)Calpine Corporation ............................      217,500     4,023,750
                                                          --------   -----------
                                                                      20,503,438
  Wholesale & Distribution - Special Line - 3.10%
  (a)CellStar Corporation ...........................      309,000    10,293,563
  (a)Central Garden and Pet Company .................      147,100     4,339,450
  (a)Inacom Corp. ...................................      127,900     4,412,550
                                                          --------   -----------
                                                                      19,045,563

     Total Common Stocks (Cost $439,362,071) ........                598,913,141
                                                                     -----------

INVESTMENT COMPANIES - 2.35%
  Evergreen Money Market Treasury Institutional Money
     Market Fund Institutional Service Shares
     (Cost $14,422,299) .............................   14,422,299    14,422,299
                                                       -----------   -----------


                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1997





Total Value of Investments (Cost $453,784,370 (b)) ....   99.97%    $613,335,440
Other Assets Less Liabilities .........................    0.03%         153,462
                                                          ------    ------------
  Net Assets ..........................................  100.00%    $613,488,902
                                                          ======    ============



(a)  Non-income producing investment.

(b) Aggregate cost for federal income tax purposes is $454,104,414. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



Unrealized appreciation                                     $164,393,747
Unrealized depreciation                                       (5,162,721)
                                                            ------------
              Net unrealized appreciation                   $159,231,026
                                                            ============

(c) Foreign securities represent securities issued in the United States markets by non-domestic companies.

                           THE CHESAPEAKE GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997


ASSETS
   Investments, at value (cost $453,784,370) ...................    $613,335,440
   Cash ........................................................          91,653
   Income receivable ...........................................         166,335
   Receivable for investments sold .............................       5,964,642
   Receivable for fund shares sold .............................           3,590
   Prepaid expenses ............................................          11,565
   Deferred organization expenses, net (note 3) ................           3,446
                                                                    ------------
      Total assets .............................................     619,576,671
                                                                    ------------
LIABILITIES
   Accrued expenses ............................................          50,103
   Payable for investment purchases ............................       6,012,666
   Due to administrator (note 2) ...............................          25,000
                                                                    ------------
      Total liabilities ........................................       6,087,769
                                                                    ------------
NET ASSETS
   (applicable to 27,340,585 shares outstanding; unlimited
    shares of no par value beneficial interest authorized) .....    $613,488,902
                                                                    ============
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($613,488,902 / 27,340,585 shares) ..........................    $      22.44
                                                                    ============
MAXIMUM OFFERING PRICE PER SHARE
   (100 / 97% of $22.44) .......................................    $      23.13
                                                                    ============
NET ASSETS CONSIST OF
   Paid-in capital .............................................    $387,339,202
   Undistributed net realized gain on investments ..............      66,598,630
   Net unrealized appreciation on investments ..................     159,551,070
                                                                    ------------
                                                                    $613,488,902
                                                                    ============





See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                            STATEMENT OF OPERATIONS

                           Year ended August 31, 1997


INVESTMENT INCOME

   Income
      Interest ................................................   $     423,215
      Dividends ...............................................         872,244
                                                                  -------------
         Total income .........................................       1,295,459
                                                                  -------------
   Expenses
      Investment advisory fees (note 2) .......................       6,475,547
      Fund administration fees (note 2) .......................         499,572
      Custody fees ............................................          37,516
      Registration and filing administration fees (note 2) ....           7,126
      Fund accounting fees (note 2) ...........................          21,000
      Audit fees ..............................................          13,825
      Legal fees ..............................................          10,630
      Securities pricing fees .................................           7,563
      Shareholder recordkeeping fees ..........................          15,990
      Shareholder administrative fees .........................         102,708
      Shareholder servicing expenses ..........................          25,554
      Registration and filing expenses ........................          57,412
      Printing expenses .......................................          37,520
      Amortization of deferred organization expenses (note 3) .           8,052
      Trustee fees and meeting expenses .......................          10,566
      Other operating expenses ................................          46,965
                                                                  -------------
         Total expenses .......................................       7,377,546
                                                                  -------------
            Net investment loss ...............................      (6,082,087)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions .............      72,981,586
   Increase in unrealized appreciation on investments .........     114,457,604
                                                                  -------------
      Net realized and unrealized gain on investments .........     187,439,190
                                                                  -------------
         Net increase in net assets resulting from operations .   $ 181,357,103
                                                                  =============


See accompanying notes to financial statements

                                             THE CHESAPEAKE GROWTH FUND

                                        STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------------------------

                                                                                     Year ended        Year ended
                                                                                      August 31,        August 31,
                                                                                         1997              1996
--------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

  Operations
     Net investment loss ........................................................    $(6,082,087)      $(4,857,254)
     Net realized gain from investment transactions .............................      72,981,586       48,006,720
     Increase (decrease) in unrealized appreciation on investments ..............     114,457,604     (105,477,799)
                                                                                     ------------     ------------

        Net increase (decrease) in net assets resulting from operations ........      181,357,103      (62,328,333)
                                                                                     ------------      -----------

  Distributions to shareholders from
     Net realized gain from investment transactions .............................     (28,932,671)     (30,366,960)
                                                                                     ------------      -----------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a) .......         756,974       92,716,745
                                                                                     ------------      -----------

           Total increase in net assets .........................................     153,181,406           21,452
                                                                                     ------------      -----------
NET ASSETS

  Beginning of period ...........................................................     460,307,496      460,286,044
                                                                                     ------------      -----------
       End of period ............................................................    $613,488,902     $460,307,496
                                                                                     ============     ============



(a) A summary of capital share activity follows:
                                                          Year ended                             Year ended
                                                        August 31, 1997                       August 31, 1996
                                                  -----------------------------      -----------------------------
                                                    Shares             Value            Shares            Value
                                                  -----------------------------      -----------------------------
Shares sold                                        3,447,946        $64,609,895        6,577,730      $118,581,825
Shares issued for reinvestment
  of distributions                                 1,565,933         26,934,053        1,453,621        27,517,060
                                                  ----------        -----------       ----------      ------------
                                                   5,013,879         91,543,948        8,031,351       146,098,885

Shares redeemed                                   (4,938,898)       (90,786,974)      (3,002,515)      (53,382,140
                                                  ----------        -----------       ----------      ------------
  Net increase                                        74,981           $756,974        5,028,836       $92,716,745
                                                  ==========        ===========       ==========      ============






See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                          (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the period from
                                                                                                                January 4, 1993
                                                                                                               (commencement of
                                                      Year ended     Year ended     Year ended      Year ended      operations)
                                                       August 31,     August 31,     August 31,      August 31,   to August 31,
                                                            1997           1996           1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                      $16.88         $20.70         $13.58          $11.86          $10.00

   Income (loss) from investment operations
      Net investmento loss                                 (0.22)         (0.18)         (0.15)          (0.05)          (0.01)
      Net realized and unrealized gain (loss)
          on investments                                    6.84          (2.53)          7.27            1.98            1.87
                                                            ----          -----           ----            ----            ----

         Total from investment operations                   6.62          (2.71)          7.12            1.93            1.86
                                                            ----          -----           ----            ----            ----

   Distributions to shareholders from
      Net investment income                                 0.00           0.00           0.00           (0.16)           0.00
      Net realized gain from investment transaction        (1.06)         (1.11)          0.00           (0.05)           0.00
                                                           -----          -----           ----           -----            ----
         Total distributions                               (1.06)         (1.11)          0.00           (0.21)           0.00
                                                           -----          -----           ----           -----            ----

Net asset value, end of period                            $22.44         $16.88         $20.70          $13.58          $11.86
                                                          ======         ======         ======          ======          ======

Total return (a)                                           41.14 %       (12.81)%        52.45 %         16.42 %         29.76 %(b)
                                                           =====         ======          =====           =====           =====

Ratios/supplemental data
   Net assets, end of period                        $613,488,902   $460,307,496   $460,286,044    $179,222,758     $25,421,085
                                                    ============   ============   ============    ============     ===========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees         1.42 %         1.42 %         1.43 %          1.57 %          2.29 %(b)
      After expense reimbursements and waived fees          1.42 %         1.42 %         1.43 %          1.49 %          1.54 %(b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees        (1.17)%        (1.05)%        (1.07)%         (0.87)%         (1.22)%(b)
      After expense reimbursements and waived fees         (1.17)%        (1.05)%        (1.07)%          0.79 %         (0.47)%(b)

   Portfolio turnover rate                                115.51 %       110.04 %        75.42 %         66.03 %         45.95 %(b)
   Average broker commissions per share (c)              $0.0568


(a)  Total return does not reflect payment of a sales charge.

(b)  Annualized.

(c) Represents total commission paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Chesapeake Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 4, 1993. The investment objective of The Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund may declare dividends quarterly, generally payable in March, June, September and December, on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Act.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, for the period from September 1, 1996 through February 28, 1997, the Administrator received a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. For the period from March 1, 1997 through August 31, 1997, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.10% of average daily net assets over $50 million. The
Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses.

Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended August 31, 1997, the Distributor retained sales charges in the amount of $1,480.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



NOTE 3 - DEFERRED ORGANIZATION EXPENSES

Expenses totaling $39,700 incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments other than short-term investments aggregated $586,883,533 and $613,242,126, respectively, for the year ended August 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Gardner Lewis Investment Trust:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund (a portfolio of Gardner Lewis Investment Trust), including the portfolio of investments, as of August 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended August 31, 1995 were audited by other auditors, whose reports thereon dated September 29, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the two years then ended in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 19, 1997